AXA PREMIER VIP TRUST

SUPPLEMENT DATED AUGUST 14, 2013 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) of AXA Premier VIP Trust (“Trust”) dated May 1, 2013, as supplemented. You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

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Effective as of September 1, 2013, the second paragraph in the section of the SAI entitled “Investment Management and Other Services – The Administrator” hereby are deleted and replaced with the following information:

With respect to the Allocation Portfolios and Target Allocation Portfolios, the Manager receives a fee at the following annual rate: 0.15% of each portfolio’s total average daily net assets up to and including $15 billion; 0.125% of each portfolio’s total average daily net assets in excess of $15 billion and up to and including $20 billion; and 0.100% of each portfolio’s total average daily net assets in excess of $20 billion, plus $32,500 per portfolio with total average annual net assets of less than $5 billion.

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